UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Graphite Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40532	84-4867570
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Boulevard
Suite 120
South San Francisco, California	94080
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 650 484-0886

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GRPH	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously disclosed, on November 14, 2023, Graphite Bio, Inc., a Delaware corporation (“Graphite”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Graphite, Generate Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Graphite (“Merger Sub”), and Lenz Therapeutics, Inc., a Delaware corporation (“LENZ”), pursuant to which, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into LENZ (the “Merger”), with LENZ continuing as a wholly owned subsidiary of Graphite and the surviving corporation of the Merger.

On December 6, 2023, Graphite filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Form S-4”), as amended on January 18, 2024, February 5, 2024, and February 9, 2024, which contained a preliminary proxy statement/prospectus. The Form S-4 became effective on February 13, 2024, and a final proxy statement/prospectus (the “Proxy Statement/Prospectus”) was filed with the SEC on that day. The Proxy Statement/Prospectus solicits stockholder approval for, among other things, the Merger.

Certain Litigation

In connection with the Merger, one complaint has been filed in the United States District Court for the Northern District of California captioned Glen Chew v. Graphite Bio, Inc. et al., Case No. 3:24-cv-00613 (filed February 1, 2024) and one complaint has been filed in the United States District Court for the District of Delaware captioned Kevin Turner v. Graphite Bio, Inc. et al., Case No. 1:24-cv-00241-UNA (filed February 22, 2024) (collectively, the “Complaints”). The Complaints generally allege that the Proxy Statement/Prospectus filed by Graphite with the SEC misrepresents and/or omits certain purportedly material information relating to LENZ’s financial projections, the analyses performed by the financial advisor to Graphite’s Board of Directors in connection with the Merger, potential conflicts of interest of the financial advisor to Graphite’s Board of Directors, potential conflicts of interest of Graphite’s officers, and Graphite’s liquidation analysis. The Complaints assert violations of Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 14a-9 promulgated thereunder against all defendants (Graphite, its Board of Directors and certain officers) and violations of Section 20(a) of the Exchange Act against Graphite’s directors and officers. The Complaints seek orders enjoining the proposed Merger, or in the event that the proposed Merger is consummated, an order rescinding the Merger or awarding rescissory damages, as well as costs, including attorneys’ and experts’ fees.

Graphite has also received twelve additional demand letters by purported Graphite stockholders from December 14, 2023 to February 28, 2024 seeking additional disclosures in the Proxy Statement/Prospectus (the “Demands”).

Graphite cannot predict the outcome of any litigation or the Demands. Graphite and the individual defendants intend to vigorously defend against the Complaints, the Demands, and any subsequently filed similar actions. It is possible additional lawsuits may be filed or additional demand letters may be received arising out of the Merger between February 28, 2024 and consummation of the Merger. Absent new or significantly different allegations, Graphite will not necessarily disclose such additional filings or demand letters.

Graphite believes that the disclosures set forth in the Proxy Statement/Prospectus comply fully with all applicable laws, and denies the allegations in the Complaints described above. Nevertheless, in order to moot plaintiffs’ disclosure claims, avoid nuisance and possible expense and business delays, and provide additional information to its stockholders, Graphite has determined voluntarily to supplement certain disclosures in the Proxy Statement/Prospectus with the supplemental disclosures set forth below (the “Supplemental Disclosures”). Nothing in the Supplemental Disclosures shall be deemed an admission of the legal merit of the Complaints or the Demands described above, or of the necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Graphite specifically denies all allegations in the Complaints and the Demands that any additional disclosure was or is required or is material.

SUPPLEMENTAL DISCLOSURES

The following supplemental disclosures should be read in conjunction with the Proxy Statement/Prospectus, which should be read in its entirety. The inclusion in this supplement to the Proxy Statement/Prospectus of certain information should not be regarded as an indication that any of Graphite or its affiliates, directors, officers, or other representatives, or any other recipient of this information, considered, or now considers, it to be material, and such information should not be relied upon as such. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement/Prospectus. For clarity, new text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with bold, underlined text, and deleted text within restated paragraphs from the Proxy Statement/Prospectus is highlighted with ~~strikethrough text~~.

The disclosure under the heading “The Merger – Background of the Transaction” is hereby amended and supplemented by replacing the third full paragraph on page 135 of the Proxy Statement/Prospectus in its entirety with the following:

At the Graphite board of directors meeting held on January 27, 2023, the Graphite board of directors established a Strategic Transaction Committee of the Graphite board of directors (the “Transaction Committee”), for convenience (and not because of any actual or perceived conflicts of interests), in order to assist the Graphite board of directors, as needed, in exploring strategic alternatives, including without limitation, a sale or other divestiture, including a spin-out of all, substantially all or a material portion of Graphite’s business or assets, a “reverse merger,” “merger of equals” or similar transaction, or a sale of control of Graphite. The members of the Transaction Committee did not receive any additional compensation related to their service on the Transaction Committee. The initial members of the Transaction Committee were the following independent directors, who were selected because they have significant experience with merger and acquisition transactions and/or clinical development: Abraham Bassan, Jerel Davis, Ph.D., Perry Karsen (Chair) and Smital Shah. The Graphite board of directors delegated authority to the Transaction Committee to, among other things: direct the process for the review and evaluation of any potential strategic transaction; provide guidance regarding a proposed strategic transaction to Graphite’s management and advisors; identify and engage appropriate advisors in connection with such strategic transaction; review, evaluate, pursue or reject any potential transaction or counterparty; and recommend to the full Graphite board of directors what action, if any, should be taken by the Graphite board of directors and Graphite with respect to a potential strategic transaction or other alternatives. Between January 30, 2023 and the signing of the Merger Agreement, the Transaction Committee generally met weekly and on an ad hoc basis as needed, with representatives of its advisors present. Throughout the Transaction Committee’s evaluation of a potential strategic transaction described below, the Transaction Committee conducted formal meetings, and its members were also in regular informal discussions with Graphite’s management and legal and financial advisors and with each other. The Transaction Committee also routinely met in executive session without Graphite’s management present.

The disclosure under the heading “The Merger – Certain Unaudited Financial Information – Graphite Liquidation Analysis” is hereby amended and supplemented by replacing the first full paragraph on page 169 of the Proxy Statement/Prospectus in its entirety with the following:

The Graphite liquidation analysis represents a range of estimates of Graphite’s aggregate net cash which could be available for distribution to Graphite stockholders in a scenario in which Graphite winds down its operations and liquidates. For purposes of this analysis, such range of estimates of Graphite’s aggregate cash was determined by Graphite management as follows: estimated net balance sheet liquidation value of Graphite (calculated as total assets minus total liabilities), plus estimated proceeds from assumed asset sales during the wind-down period, less estimated wind-down costs (taking into account a reserve for contingent liabilities), plus estimated interest income during the wind-down period, on a net after-tax basis. Key assumptions underlying the Graphite liquidation analysis included: (i) wind-down processes commencing in October 2023; (ii) an assumed initial predissolution liquidating distribution to Graphite stockholders in the amount of approximately $166.8 million in February 2024, after deducting costs and expenses, including approximately $750,000 in legal fees, ~~the~~ approximately $1.5 million in fees payable to Graphite’s strategic financial advisor, -$1.7 million in accounting fees, approximately $1.9 million in employee retention bonuses~~,~~ and severance and benefits, approximately $5 million in insurance expenses and other transaction-related costs, with no adjustments for taxes; and (iii) the assumed completion of the liquidation and dissolution process and a liquidating distribution of all remaining net cash to Graphite stockholders in March 2027. The analysis resulted in an estimated cash distribution per share in February 2024 of $2.86 per share (assuming approximately 58 million fully diluted shares outstanding), as well as an estimated range of after-tax liquidation values at March 2027 (i.e., the estimated aggregate available cash for distribution to holders of Graphite common stock as of such date) of $5.6 million in the low case and $11.1 million in the high case, and an estimated cash distribution per share in March 2027 of $0.10 per share in the low case or $0.19 in the high case.

The disclosure under the heading “The Merger – Opinion of Leerink Partners LLC – Discounted Cash Flow Analysis” is hereby amended and supplemented by replacing the third full paragraph on page 173 of the Proxy Statement/Prospectus in its entirety with the following:

Leerink Partners’ discounted cash flow analysis calculated the estimated present value of the stand-alone, unlevered, after-tax free cash flows that LENZ was forecasted to generate from January 31, 2024, through December 31, 2036, which unlevered, after-tax free cash flows were derived from the Graphite management risk-adjusted LENZ projections. Leerink Partners estimated the net present value of unlevered, after-tax free cash flows after fiscal year 2036 by assuming an annual decline of 50% of such cash flows in perpetuity (as provided to Leerink Partners by Graphite management). These cash flows were discounted to present value as of January 31, 2024, using a discount rate ranging from 11% to 13%, derived from a weighted average cost of capital calculation for LENZ, which Leerink Partners performed utilizing the capital asset pricing model with inputs that Leerink Partners determined were relevant based on publicly available data and Leerink Partners’ professional judgment, including target capital structure, levered and unlevered betas for certain companies deemed by Leerink Partners to be comparable to LENZ, and the equity market risk premium and yields for U.S. treasury bonds, and adjusted for LENZ’s estimated net cash balance of $57.3 million as of January 31, 2024, as provided by management of LENZ, in order to derive an implied equity value range for LENZ. This analysis resulted in an implied equity value for LENZ of approximately $460 million to $540 million and a corresponding implied exchange ratio of approximately 2.8075 to 3.2957, i.e., an implied equity value for LENZ that is substantially greater than the implied equity value for LENZ applying the estimated exchange ratio of 1.4135 shares of Graphite common stock utilized by Leerink Partners for purposes of its financial analyses.

The disclosure under the heading “The Merger – Opinion of Leerink Partners LLC – General” is hereby amended and supplemented by replacing the first full paragraph on page 174 of the Proxy Statement/Prospectus in its entirety with the following:

Leerink Partners is a full-service securities firm engaged in securities trading and brokerage activities as well as investment banking and financial advisory services. Leerink Partners has provided certain investment banking services to Graphite from time to time, for which it has received compensation but no such compensation was received in the past two years. Leerink Partners has not provided any investment banking services to nor received any compensation from LENZ in the past two years. In the ordinary course of business, Leerink Partners may in the future provide investment banking services to Graphite, LENZ or their respective affiliates and would expect to receive customary fees for the rendering of such services. In the ordinary course of its trading and brokerage activities, Leerink Partners has in the past and may in the future hold positions, for its own account or the accounts of its customers, in equity, debt or other securities of Graphite, LENZ or their respective affiliates.

The disclosure under the heading “Management Following The Merger – Non-Employee Director Compensation” is hereby amended and supplemented by replacing the third full paragraph on page 386 of the Proxy Statement/Prospectus in its entirety with the following:

The combined company’s board of directors intends to adopt an outside director compensation policy that is designed to provide a total compensation package that enables the combined company to attract and retain, on a long-term basis, high-caliber directors who are not employees or officers of the combined company or its subsidiaries. The outside director compensation policy is anticipated to become effective upon consummation of the merger. As a non-employee director of the combined company, after the effective time, Kimberlee C. Drapkin will receive compensation consistent with the terms outlined in LENZ’s Outside Director Compensation Policy attached as Exhibit 10.42 to the Form S-4. As of February 29, 2024, no Graphite executive officers are expected to serve as executive officers of the combined company following the consummation of the merger.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, express or implied statements regarding the structure, timing and completion of the proposed merger by and between Graphite and LENZ; the combined company’s listing on Nasdaq after the closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the Complaints or the Demands; the estimated liquidation analysis; the anticipated timing of the closing of the Merger (the “Closing”); the expected executive officers and directors of the combined company; expectations regarding the structure, timing and completion of a concurrent private financing, including investment amounts from investors, timing of closing, expected proceeds and impact on ownership structure; each company’s and the combined company’s expected cash position at the Closing and cash runway of the combined company following the Merger and private financing; the future operations of the combined company, including commercialization activities, timing of launch and buildout of commercial infrastructure; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company, including expectations around market exclusivity and IP protection; the location of the combined company’s corporate headquarters; anticipated clinical drug development activities and related timelines, including the expected timing for announcement of data and other clinical results and potential submission of a New Drug Application for one or more product candidates; and other statements that are not historical fact. All statements other than statements of historical fact contained in this communication are forward-looking statements. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Graphite, LENZ, the Merger or the concurrent private financing will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Graphite’s control. Graphite’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to the Closing are not satisfied, including the failure to timely obtain stockholder approval for the transaction, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Graphite and LENZ to consummate the proposed Merger; (iii) risks related to Graphite’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending the Closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or quasi-governmental entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Graphite stockholders and LENZ stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Graphite’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with LENZ’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the private financing is not consummated upon the Closing; and (xv) the risk that Graphite stockholders receive more or less of the cash dividend than is currently anticipated, among others. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Graphite’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on February 27, 2024, and in other filings that Graphite makes and will make with the SEC in connection with the proposed Merger, including the Proxy

Statement/Prospectus described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Graphite expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Graphite or LENZ.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

This communication relates to the proposed Merger involving Graphite and LENZ and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, Graphite has filed relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) which has been declared effective by the SEC and of which the Proxy Statement/Prospectus forms a part. This communication is not a substitute for the Form S-4, the Proxy Statement/Prospectus or for any other document that Graphite may file with the SEC and or send to Graphite’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF GRAPHITE ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GRAPHITE, THE PROPOSED MERGER AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement/Prospectus and other documents filed by Graphite with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Graphite with the SEC will also be available free of charge on Graphite’s website at www.graphitebio.com, or by contacting Graphite’s Investor Relations at investors@graphitebio.com.

Participants in the Solicitation

Graphite, LENZ, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Graphite’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Graphite is set forth in its Annual Report on Form 10-K for the year ended December 31, 2023, which was filed with the SEC on February 27, 2024 and other documents that may be filed from time to time with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, have been included in the Form S-4, the Proxy Statement/Prospectus and other relevant materials filed, or to be filed, with the SEC. You may obtain free copies of this document as described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Graphite Bio, Inc.

Date: March 5, 2024	By:	/s/ Kim Drapkin
Kim Drapkin Interim Chief Executive Officer